DRAFT
                                                                      01/30/2003

                               WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002,
        AS AMENDED JULY 22, 2002, DECEMBER 12, 2002 AND JANUARY 17, 2003


         Effective February 1, 2003, the portfolio managers have changed for the Ready Reserves Fund. The Ready Reserves Fund is now co-managed by James S. Kaplan and Christopher T. Vincent.

         Chris Vincent, an associate of William Blair & Company, L.L.C., has co-managed the Fund since February, 2003 and has co-managed the Income Fund since July, 2002. He joined William Blair in June, 2002 as a fixed-income portfolio manager. Previously, he was a managing director/senior portfolio manager with Zurich Scudder Investments for fourteen years. Prior to that he was with Ralston Purina Company for five years in the Treasury department where he was responsible for fixed income investments for the company's benefit plans. He has been affiliated with the Uhlich Children's Home in Chicago since 1991 as a Trustee, Treasurer and Advisory Board member and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Education: B.S., University of Missouri, M.B.A., Saint Louis University; and CFA.

         The information above regarding portfolio managers supplements and supersedes the disclosure in the "Ready Reserves Fund-Portfolio Management" section of the Prospectuses.


January 31, 2003


                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606